SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2001

                                 INNOVACOM, INC.
             (Exact name of registrant as specified in its charter)


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             Nevada                          0-23505                       88-0308568
             ------                          -------                       ----------
(State or other jurisdiction of       (Commission File No.)      (I.R.S. Employer Identification No.)
 incorporation or organization)



            3400 Garrett Drive, Santa Clara, CA 94054 (408) 727-2447 (Address and telephone number of principal executive offices)


Item 3.  Bankruptcy or Receivership

        On February 16, 2001, InnovaCom, Inc. filed for protection under Chapter 7 of the Bankruptcy Code in the United States Bankruptcy Court, Northern District of California, San Jose Division (Case No. 01-50717 wsj), and, on the same day, Suzanne Decker was appointed Trustee.


                                    SIGNATURE

        Pursuant to the requirements of this Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2001                        INNOVACOM, INC.

                                                 /s/  JAMES D. CASEY

                                                 James D. Casey
                                                 Chief Financial Officer